                                        UAM Funds
                                        Funds for the Informed Investor(SM)

  ICM Small Company Portfolio
  Annual Report                                               October 31, 2000




                                                                   [LOGO OF UAM]

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    5

Statement of Assets and Liabilities .......................................   11

Statement of Operations ...................................................   12

Statement of Changes in Net Assets ........................................   13

Financial Highlights ......................................................   14

Notes to Financial Statements .............................................   15

Report of Independent Accountants..........................................   19
--------------------------------------------------------------------------------

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2000

Dear Shareholder:

This year's annual letter marks the first time since fiscal year-end October 31, 1993 that we can state that small cap stocks as measured by the Russell 2000 Index outperformed large cap stocks represented by the S&P 500 over the last twelve months. The ICM Small Company Portfolio returned a very respectable 19.71% and outperformed its primary benchmark, the Russell 2000 Value Index, which returned 17.41%.

The stock market's journey over the last year has certainly been an interesting one and the period will most assuredly go down as one of the most memorable in the market's history. As the return table set forth below shows, the first six months of the fiscal year saw small cap growth stocks (the Russell 2000 Growth Index) continue their very strong performance which began in Fiscal 1999. However, the second half of the year saw a complete reversal of form as growth stocks corrected sharply and value stocks (the Russell 2000 Value Index) continued to advance.

                                                               Total Returns
                                          --------------------------------------------------------
                                            1st Fiscal Half     2nd Fiscal Half     Fiscal Year
                                          ------------------  ------------------  -----------------
                                            Nov. 1, 1999-       May 1, 2000-        Nov. 1, 1999-
                                            April 30, 2000      Oct. 31, 2000       Oct. 31, 2000
                                          ------------------  ------------------  -----------------
ICM Small Company Portfolio .............       10.64%               8.20%             19.71%
Russell 2000 Value Index ................        8.20%               8.40%             17.30%
Russell 2000 Index ......................       18.72%              -1.11%             17.41%
Russell 2000 Growth Index ...............       27.78%              -9.09%             16.16%
S&P 500 Index ...........................        7.20%              -1.03%              6.09%

                              Total Returns for Five Fiscal Years Ended October 31, 2000
                          -------------------------------------------------------------------
                                                                               5 years
                                                                         --------------------
                                                                                      Average
                           1996     1997     1998       1999     2000    Cumulative   Annual
                          ------   ------   -------    ------   ------   ----------   -------
ICM Small Company
  Portfolio ........      15.62%   43.28%    -5.04%    -0.13%   19.71%     88.07%     13.47%
Russell 2000 Value
  Index ............      19.58%   37.18%    -7.69%     0.72%   17.30%     78.88%     12.33%
Russell 2000 Index..      16.61%   29.33%   -11.84%    14.87%   17.41%     79.30%     12.39%
Russell 2000
  Growth Index .....      13.33%   21.17%   -15.86%    29.28%   16.16%     73.52%     11.65%
S&P 500 Index ......      24.08%   32.10%    22.01%    25.67%    6.09%    166.65%     21.67%

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

                    Portfolio's Average Annual Total Returns
--------------------------------------------------------------------------------
     1 year            5 year            10 Year      Since Inception-4/18/89
  End 10/31/00      End 10/31/00      End 10/31/00        Thru 10/31/00
  ------------      ------------      ------------    -----------------------
     19.71%            13.47%            20.24%               15.09%

In recent months, the level of investor uncertainty has increased as the economy has slowed its rate of growth and energy costs have soared. Consumer confidence has begun to wane as the stock market has weakened and volatility has remained quite high. The confusion over the just completed election and the potential gridlock facing the next Administration will likely cause even further declines in consumer confidence. Chances for a mild recession are increasing as economic growth around the world has slowed. We believe that consensus corporate earnings estimates for 2001 and beyond remain too high. As a result, extreme volatility is likely to continue to plague the market in the months ahead.

One benefit of this economic slowdown is the increased probability that interest rates will not follow energy prices higher. The highly competitive nature of the U.S. economy will limit the ability of companies to pass on higher costs, and inflation will likely remain in check. However, corporate profits will suffer. We believe there is a reasonably good chance that these lower profits are, to large extent, already factored into the share prices of many companies. But, the volatility of the market will continue to be a problem for a while longer.

We believe the environment outlined above favors the value sector of the market. But, the riskiness of the economy calls for particular attention to balance sheet and free cash flow characteristics in picking stocks. In the past, stocks have done well in periods of flat or declining profits; but, it has usually been wise to own the stronger companies and avoid those with too much financial leverage or too little market share in their respective industries. Our focus on companies with strong balance sheets and leading market positions has helped the Portfolio weather the last six months. We believe that this focus should work to the Portfolio's benefit in the months ahead.

Respectfully,


/s/ Robert D. McDorman, Jr.

Robert D. McDorman, Jr.
Principal, Portfolio Manager
Investment Counselors of Maryland

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     A portfolio's performance assumes the reinvestment of all dividends and capital gains.

    There are no assurances that a portfolio will meet its stated objectives.

          A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Indices
                      -------------------------------------

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index is a subset of the Russell 2000 Index (an unmanaged index comprised of small capitalization, U.S. companies) that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2000 Value Index is a subset of the Russell 2000 Index (an unmanaged index comprised of small capitalization, U.S. companies) that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $5,000,000 Investment

                    --------------------------------------
                       AVERAGE ANNUAL TOTAL RETURN*
                       FOR PERIOD ENDED OCTOBER 31, 2000
                    --------------------------------------
                           1          5          10
                          Year      Years       Years
                    --------------------------------------
                         19.71%     13.47%      20.24%
                    --------------------------------------

                                    [GRAPH]

               ICM SMALL COMPANY       RUSSELL 2000       RUSSELL 2000
                   PORTFOLIO              INDEX           VALUE INDEX

12/31/88            $5,000               $5,000              $5,000
12/31/89             8,139                7,930               7,579
12/31/90            10,090                8,681               9,040
12/31/91            13,642               11,495              12,342
12/31/92            14,268               11,459              12,332
12/31/93            16,798               13,560              14,299
12/31/94            19,422               15,814              17,098
12/31/95            27,828               20,452              23,455
12/31/96            26,425               18,028              21,651
12/31/97            26,394               20,709              21,807
12/31/98            31,596               24,315              25,580


 * If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

** Beginning with this report, the portfolio's performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index is a more appropriated benchmark for this type of portfolio.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than
                              their original cost.

            A portfolio's performance assumes the reinvestment of all
                          dividends and capital gains.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would
                                have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 92.8%

                                                     Shares         Value
                                                  -----------    ------------
AUTO & TRANSPORTATION -- 3.5%
   Aramax International* .......................      175,000    $  1,577,734
   Borg-Warner Automotive ......................      150,000       5,662,500
   Donnelly ....................................      161,750       1,924,825
   Dura Automotive Systems* ....................       27,527         232,259
   Heartland Express* ..........................       61,100       1,061,612
   Intermet ....................................      175,000       1,312,500
   Rollins Truck Leasing .......................      410,000       2,152,500
   Swift Transportation* .......................      205,000       2,921,250
   Wabash National .............................      225,000       1,800,000
                                                                 ------------
                                                                   18,645,180
                                                                 ------------
CONSUMER DISCRETIONARY -- 14.5%
   Aaron Rents .................................      330,000       5,527,500
   Advanced Marketing Services .................      177,400       3,193,200
   Aptar Group .................................      340,000       7,033,750
   Baldor Electric .............................      100,000       1,987,500
   Bell & Howell* ..............................      200,000       3,800,000
   Bon Ton Stores* .............................      233,000         393,187
   Bowne .......................................      157,800       1,321,575
   Burlington Coat Factory .....................      200,000       3,150,000
   Bush Industries .............................      200,000       2,325,000
   Finlay Enterprises* .........................      300,000       4,143,750
   FTI Consulting* .............................      270,000       1,856,250
   Furniture Brands International* .............      157,800       2,662,875
   F.Y.I.* .....................................       60,000       2,407,500
   Garden Fresh Restaurant* ....................      130,000       1,121,250
   Jakks Pacific* ..............................      300,000       2,643,750
   Mohawk Industries* ..........................       85,000       1,854,062
   Papa John's International* ..................      150,000       3,768,750
   Rex Stores* .................................      150,000       2,756,250
   R.H. Donnelley ..............................      250,000       5,656,250
   Right Management Consultants* ...............      136,000       1,377,000
   Saks* .......................................      200,000       2,037,500
   Shopko Stores ...............................      500,000       3,187,500
   Stanley Furniture* ..........................      175,000       3,587,500



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                     Shares         Value
                                                  -----------    ------------
CONSUMER DISCRETIONARY -- continued
   Toro ........................................      240,000    $  8,400,000
   Tropical Sportswear* ........................      120,000       1,860,000
   Unitel Video* (b) ...........................      120,000               1
                                                                 ------------
                                                                   78,051,900
                                                                 ------------
CONSUMER STAPLES -- 2.8%
   Conagra Foods ...............................      164,076       3,507,125
   Earthgrains .................................      175,000       3,543,750
   Guest Supply* ...............................      210,000       3,438,750
   Ruddick .....................................      225,000       2,953,125
   Sylvan* .....................................      200,000       1,900,000
                                                                 ------------
                                                                   15,342,750
                                                                 ------------
ENERGY -- 8.4%
   Barrett Resources* ..........................       67,700       2,462,588
   Basin Exploration* ..........................      125,000       2,476,562
   Belco Oil & Gas* ............................      250,000       2,281,250
   Clayton Williams Energy* ....................      140,500       3,934,000
   Equitable Resources .........................      150,000       8,700,000
   Meridian Resources* .........................      400,000       2,775,000
   Midcoast Energy Resources ...................      125,000       2,531,250
   Newpark Resources* ..........................      500,000       4,500,000
   Oceaneering International* ..................      300,000       4,218,750
   Offshore Logistics* .........................      100,000       1,718,750
   Penn Virginia ...............................      250,000       6,625,000
   Seitel* .....................................       91,300       1,369,500
   Varco International * .......................      100,000       1,725,000
                                                                 ------------
                                                                   45,317,650
                                                                 ------------
FINANCIAL SERVICES -- 13.9%
   Affiliated Computer Services, Cl A* .........      107,000       5,958,563
   Allied Capital ..............................      191,000       3,939,375
   Chittenden ..................................      190,000       5,046,875
   Colonial BancGroup ..........................      502,000       4,423,875
   CVB Financial ...............................       76,700       1,279,931
   Landamerica Financial Group .................      118,000       3,481,000
   Medallion Financial .........................      240,000       3,690,000



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                     Shares         Value
                                                  -----------    ------------
FINANCIAL SERVICES -- continued
   Medical Assurance* ..........................       97,394    $  1,351,342
   Nova* .......................................      279,000       4,376,813
   Prosperity Bancshares .......................      161,000       3,008,687
   PXRE Group ..................................      160,000       2,390,000
   Radian Group ................................      100,100       7,094,587
   Republic Security Financial .................      538,700       3,653,059
   Sovereign Bancorp ...........................      555,000       4,613,437
   Sun Bancorp* ................................      151,200       1,096,200
   Superior Financial* .........................      100,000       1,100,000
   Trammell Crow* ..............................      400,000       5,350,000
   Trenwick Group Limited ......................      163,400       3,206,725
   Triad Guaranty* .............................       11,600         337,125
   UCBH Holdings ...............................      135,000       4,860,000
   West Coast Bancorp ..........................      306,900       2,934,731
   WSFS Financial ..............................      160,000       1,720,000
                                                                 ------------
                                                                   74,912,325
                                                                 ------------
HEALTH CARE -- 6.2%
   Apria Healthcare Group* .....................      150,000       3,000,000
   Bio-Rad Labs, Cl A* .........................      148,300       4,434,170
   Cambrex .....................................      125,000       4,992,187
   Covance* ....................................      300,000       2,587,500
   Dentsply International ......................      250,000       8,671,875
   Omnicare ....................................      425,000       7,437,500
   Spacelabs Medical* ..........................      100,000       1,056,250
   U.S. Oncology* ..............................      200,000       1,075,000
                                                                 ------------
                                                                   33,254,482
                                                                 ------------
MATERIALS & PROCESSING -- 11.2%
   Actuant .....................................      250,000         906,250
   Carpenter Technology ........................      100,000       3,100,000
   Centex Construction Products ................      125,000       3,242,187
   Clarcor .....................................      100,000       1,912,500
   FiberMark* ..................................      325,000       2,620,312
   Georgia Gulf ................................      100,000       1,337,500
   Granite Construction ........................      400,000       9,125,000
   Griffon* ....................................      675,000       5,146,875



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                     Shares         Value
                                                  -----------    ------------
MATERIALS & PROCESSING -- continued
   Martin Marietta Materials ...................      125,000    $  4,800,000
   Minerals Technologies .......................      200,000       6,262,500
   Omnova Solutions ............................       64,700         363,938
   PolyOne* ....................................      350,000       2,756,250
   Quaker Chemical .............................      225,000       3,867,188
   Quanex ......................................      200,000       3,962,500
   Schulman ....................................      100,000       1,093,750
   Southdown ...................................      135,000       9,568,125
                                                                 ------------
                                                                   60,064,875
                                                                 ------------
PRODUCER DURABLES -- 17.0%
   AMETEK ......................................      200,000       4,350,000
   Armor Holdings* .............................      200,000       3,112,500
   Belden ......................................      280,000       7,262,500
   C&D Technologies ............................       90,000       5,321,250
   Centex ......................................      125,000       4,625,000
   Del Webb ....................................      192,600       5,176,125
   Diebold .....................................      190,000       4,940,000
   GenCorp .....................................      114,700         960,613
   Heico .......................................      199,000       2,189,000
   Hughes Supply ...............................      250,000       4,687,500
   MDC Holdings ................................      500,000      13,687,500
   Milacron ....................................      300,000       4,781,250
   MKS Instruments* ............................      215,000       3,950,625
   Northwest Pipe* .............................      175,000       1,826,563
   Quixote .....................................      268,000       4,388,500
   Ryland Group ................................      200,000       6,450,000
   Spacehab* ...................................      320,000       1,300,000
   Teleflex ....................................      125,000       4,320,313
   Technitrol ..................................       29,000       3,215,375
   Woodhead Industries .........................      215,000       4,676,250
                                                                 ------------
                                                                   91,220,864
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 9.1%
   AMLI Residential Properties .................      134,800       3,117,250
   Camden Property Trust .......................      125,000       3,578,125
   CBL & Associates Properties .................      200,000       4,625,000



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                     Shares         Value
                                                  -----------    ------------
REAL ESTATE INVESTMENT TRUSTS -- continued
   Corporate Office Properties .................       75,000    $    731,250
   Equity One ..................................       42,300         396,563
   First Industrial Realty Trust ...............      100,000       3,087,500
   Gables Residential Trust ....................      150,000       3,825,000
   Healthcare Realty Trust .....................      100,000       1,993,750
   LaSalle Hotel Properties ....................      185,000       2,659,375
   Liberty Property Trust ......................      200,000       5,287,500
   Mack-Cali Realty ............................       80,000       2,170,000
   Mills Corporation ...........................      200,000       3,412,500
   Pan Pacific Retail Properties ...............      137,000       2,799,937
   Parkway Properties ..........................       89,000       2,547,625
   Reckson Associates ..........................      200,000       4,525,000
   Shurgard Storage Centers ....................      175,000       3,970,313
                                                                 ------------
                                                                   48,726,688
                                                                 ------------
TECHNOLOGY -- 5.5%
   Ansys* ......................................      137,600       1,599,600
   APW Limited .................................      250,000      11,546,875
   Analogic ....................................      100,000       3,531,250
   Complete Business Solutions* ................      125,000       1,289,063
   Coorstek Inc* ...............................      112,500       3,290,625
   Pioneer-Standard Electronics ................      350,000       4,856,250
   Transaction Systems Architects* .............      260,000       3,510,000
                                                                 ------------
                                                                   29,623,663
                                                                 ------------
UTILITIES -- 0.7%
   NUI .........................................      125,000       3,898,438
                                                                 ------------
   TOTAL COMMON STOCKS
      (Cost $464,340,141) ......................                  499,058,815
                                                                 ------------

CONVERTIBLE PREFERRED STOCK -- 0.3%

PETROLEUM & FUEL PRODUCTS -- 0.3%
   Belco Oil & Gas (Cost $2,518,992) ...........      100,000       1,556,250
                                                                 ------------

CONVERTIBLE BOND -- 0.4%

   Spacehab
      8.000%, 10/15/07 (Cost $2,828,140) .......    2,700,000       1,866,375
                                                                 ------------



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 6.6%

                                                      Face
                                                     Amount         Value
                                                  -----------    ------------
REPURCHASE AGREEMENT -- 6.6%
   Chase Securities, Inc. 6.35%, dated 10/31/00,
      due 11/01/00, to be repurchased at
      $35,538,267, collateralized by $26,614,322
      of various U.S. Treasury Obligations
      valued at $35,532,695 (Cost $35,532,000)..  $35,532,000    $ 35,532,000
                                                                 ------------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $505,219,273) (a) ..................                  538,013,440
                                                                 ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%)..                     (378,844)
                                                                 ------------
   TOTAL NET ASSETS -- 100.0% ..................                 $537,634,596
                                                                 ============


 *   Non-Income Producing Security
Cl   Class
(a) The cost for federal income tax purposes was $504,948,988. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $33,064,452. This consisted of aggregate gross unrealized appreciation for all securities of $99,371,549 and an aggregate gross unrealized depreciation for all securities of $66,307,097.
(b)  Security is not readily marketable.



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost .........................................      $505,219,273
                                                                    ============
Investments, at Value -- Note A ..............................      $538,013,440
Cash .........................................................           144,496
Receivable for Portfolio Shares Sold .........................         1,027,252
Dividends and Interest Receivable ............................           446,143
Other Assets .................................................            43,669
                                                                    ------------
   Total Assets ..............................................       539,675,000
                                                                    ------------
Liabilities
Payable for Investments Purchased ............................         1,578,312
Payable for Investment Advisory Fees -- Note B ...............           305,661
Payable for Portfolio Shares Redeemed ........................            46,079
Payable for Administrative Fees -- Note C ....................            42,097
Payable for Custodian Fees -- Note D .........................             3,700
Payable for Directors' Fees -- Note F ........................               850
Other Liabilities ............................................            63,705
                                                                    ------------
   Total Liabilities .........................................         2,040,404
                                                                    ------------
Net Assets ...................................................      $537,634,596
                                                                    ============
Net Assets Consist of:
Paid in Capital ..............................................       448,650,868
Undistributed Net Investment Income ..........................           537,254
Accumulated Net Realized Gain ................................        55,652,307
Unrealized Appreciation ......................................        32,794,167
                                                                    ------------
Net Assets ...................................................      $537,634,596
                                                                    ============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 50,000,000) ....................................        23,054,056
Net Asset Value, Offering and Redemption Price Per Share .....      $      23.32
                                                                    ============



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ICM SMALL COMPANY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ...................................................       $ 9,049,287
Interest ....................................................         1,756,749
                                                                    -----------
   Total Income .............................................        10,806,036
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ..........................         3,658,557
Administration Fees -- Note C ...............................           482,949
Printing Fees ...............................................            36,543
Custodian Fees -- Note D ....................................            32,617
Legal Fees ..................................................            28,579
Registration and Filing Fees ................................            27,204
Audit Fees ..................................................            22,491
Directors' Fees -- Note F ...................................            10,100
Other Expenses ..............................................           156,607
                                                                    -----------
   Net Expenses Before Expense Offset .......................         4,455,647
Expense Offset ..............................................           (18,133)
                                                                    -----------
   Net Expenses After Expense Offset ........................         4,437,514
                                                                    -----------
Net Investment Income .......................................         6,368,522
                                                                    -----------
Net Realized Gain on Investments ............................        54,848,479
Net Change in Unrealized Appreciation (Depreciation)
  on Investments ............................................        31,967,784
                                                                    -----------
Net Gain on Investments .....................................        86,816,263
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ........       $93,184,785
                                                                    ===========



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                            Year Ended             Year Ended
                                                            October 31,            October 31,
                                                               2000                   1999
                                                           -------------          ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...............................   $   6,368,522          $  7,403,490
   Net Realized Gain ...................................      54,848,479            67,100,104
   Net Change in Unrealized Appreciation
     (Depreciation) ....................................      31,967,784           (73,380,556)
                                                           -------------          ------------
   Net Increase in Net Assets Resulting from
     Operations ........................................      93,184,785             1,123,038
                                                           -------------          ------------
Distributions:
   Net Investment Income ...............................      (6,555,421)           (7,495,168)
   Net Realized Gain ...................................     (67,407,673)          (36,638,319)
                                                           -------------          ------------
      Total Distributions ..............................     (73,963,094)          (44,133,487)
                                                           -------------          ------------
Capital Share Transactions (1):
   Issued ..............................................      88,855,273           135,646,019
   In Lieu of Cash Distributions .......................      69,248,756            39,930,140
   Redeemed ............................................    (199,671,587)         (191,175,458)
                                                           -------------          ------------
   Net Decrease from Capital Share Transactions ........     (41,567,558)          (15,599,299)
                                                           -------------          ------------
      Total Decrease ...................................     (22,345,867)         (58,609,748)
Net Assets:
   Beginning of Period .................................     559,980,463           618,590,211
                                                           -------------          ------------
   End of Period (Including undistributed net investment
     income of $537,254 and $909,756, respectively) ....   $ 537,634,596          $559,980,463
                                                           =============          ============
(1) Shares Issued and Redeemed:
   Issued ..............................................       4,045,427             5,689,160
   In Lieu of Cash Distributions .......................       3,469,386             1,729,097
   Redeemed ............................................      (9,200,413)           (8,083,896)
                                                           -------------          ------------
   Net Decrease from Shares Issued .....................      (1,685,600)             (665,639)
                                                           =============          ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Years Ended October 31,
                                 ------------------------------------------------------
                                    2000       1999        1998        1997       1996
                                  --------   --------    --------    --------   --------
Net Asset Value,
   Beginning of Period ........   $  22.63   $  24.35    $  27.82    $  20.71   $  19.04
                                  --------   --------    --------    --------   --------
Income from Investment
   Operations:
Net Investment Income .........       0.28       0.29        0.28        0.23       0.24
Net Realized and Unrealized
   Gain (Loss) ................       3.61      (0.30)      (1.58)       8.27       2.59
                                  --------   --------    --------    --------   --------
Total from Investment
   Operations .................       3.89      (0.01)      (1.30)       8.50       2.83
                                  --------   --------    --------    --------   --------
Distributions:
   Net Investment Income ......      (0.28)     (0.29)      (0.24)      (0.20)     (0.24)
   Net Realized Gain ..........      (2.92)     (1.42)      (1.93)      (1.19)     (0.92)
                                  --------   --------    --------    --------   --------
Total Distributions ...........      (3.20)     (1.71)      (2.17)      (1.39)     (1.16)
                                  --------   --------    --------    --------   --------
Net Asset Value,
   End of Period ..............   $  23.32   $  22.63    $  24.35    $  27.82   $  20.71
                                  ========   ========    ========    ========   ========
Total Return ..................      19.71%     (0.13)%     (5.04)%     43.28%     15.62%
                                  ========   ========    ========    ========   ========
Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) ................   $537,635   $559,980    $618,590    $518,377   $320,982
Ratio of Expenses to
   Average Net Assets .........       0.85%      0.85%       0.89%       0.89%      0.88%
Ratio of Net Investment
   Income to Average
   Net Assets .................       1.22%      1.18%       1.12%       0.97%      1.20%
Portfolio Turnover Rate .......         33%        32%         22%         23%        23%


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets, and market capitalization.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

     is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

         Permanent book and tax basis differences resulted in reclassifications of an increase of $989,430 to accumulated net realized gain, a decrease of $185,603 to undistributed net investment income, and a decrease of $803,827 to paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

     to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets for the month. Old Mutual, Plc. gained control of United Asset Management on Sept. 26, 2000.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company. DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the year ended October 31, 2000, the Administrator was paid $482,949, of which $193,018 was paid to SEI for their services, $23,656 to DST for their services, and $22,112 to UAMSSC for their services.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor "), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

     G. Purchases and Sales: For the year ended October 31, 2000, the Portfolio made purchases of $163,475,547 and sales of $253,034,749 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2000, the Portfolio had no borrowings under the agreement.

     I. Other: At October 31, 2000, 11% of total shares outstanding were held by 1 record shareholder.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 20, 2000

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

The ICM Small Company Portfolio hereby designates $67,441,972 as a long-term capital gain for the purpose of the dividend paid deduction on the Portfolio's income tax return.

For the year ended October 31, 2000, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders was 96.4%.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors

James F. Orr, III                              William H. Park
Director, President and Chairman               Vice President

John T. Bennett, Jr.                           Gary L. French
Director                                       Treasurer

Nancy J. Dunn                                  Robert J. Della Croce
Director                                       Assistant Treasurer

Philip D. English                              Linda T. Gibson, Esq.
Director                                       Secretary

William A. Humenuk                             Martin J. Wolin, Esq.
Director                                       Assistant Secretary

James P. Pappas                                Theresa DelVecchio
Vice President                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Investment Counselors of Maryland, Inc.
803 Cathedral Street
Baltimore, Maryland 21201

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          --------------------------------------
                                           This report has been prepared for
                                           shareholders and may be distributed
                                           to others only if preceded or
                                           accompanied by a current prospectus.
                                          --------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the ICM Small Company Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 16, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                     For:    Against:  Abstain:
                                                  ---------- --------- ---------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr. ...................... 19,010,168       --    451,579
  02) Nancy J. Dunn.............................. 19,032,354       --    429,393
  03) William A. Humenuk......................... 19,032,469       --    429,278
  04) Philip D. English.......................... 19,032,469       --    429,278
  05) James F. Orr, III.......................... 19,030,371       --    431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                   7,679,735 2,679,735

3.To approve the proposed changes to the Fund's fundamental investment restrictions.
  a) Diversification of Investments:.............  9,590,683   346,576 1,247,951
  b) Borrowing:..................................  9,576,534   360,725 1,247,951
  c) Issuing of Senior Securities:...............  9,576,534   360,725 1,247,951
  d) Underwriting:...............................  9,576,534   360,725 1,247,951
  e) Industry Concentration:.....................  9,590,683   346,576 1,247,951
  f) Investment in Real Estate:..................  9,597,747   339,512 1,247,951
  g) Commodities:................................  9,581,361   355,898 1,247,951
  h) Lending:....................................  9,576,534   360,725 1,247,951
  i) Illiquid Securities:........................  9,576,534   360,725 1,247,951
  j) Control or Management:......................  9,597,747   339,512 1,247,951
  k) Unseasoned Issuers:.........................  9,595,511   341,748 1,247,951
  l) Borrowing exceeding 5%:.....................  9,576,534   360,725 1,247,951
  m) Pledging:...................................  9,576,534   360,725 1,247,951

                                                     For:    Against: Abstain:
                                                   --------- -------- ---------
  n) Margin Purchases and Short Sales:............ 9,576,534 360,725  1,247,951
  o) Directors' Ownership of Shares:.............. 9,576,566 360,693  1,247,951
  p) Interest in Oil, Gas or Other Mineral
     Exploration or Development Programs:......... 9,597,747 339,512  1,247,951
  q) Futures and Options:......................... 9,576,955 360,304  1,247,951

4.To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.

                                                   9,677,070 478,579  1,071,139

5.To approve an Interim Investment Advisory Agreement between each Fund and its investment adviser.

                                                   9,797,492 358,068  1,071,228

6.To approve an Investment Advisory Agreement between the Fund and its investment adviser, subject to completion of the merger between United Asset
Management Corporation and Old Mutual Plc.

                                                   9,799,932 354,681  1,072,175

                                                            [LOGO OF UAM FUNDS]